EXHIBIT 7.03


                                CLOSING STATEMENT

         In connection with the closing of the transactions contemplated by that certain Agreement of Purchase and Sale of Assets, dated as of May 16, 1996, among the undersigned (the "Purchase Agreement"), the undersigned hereby agree as follows (with all capitalized terms used herein and not otherwise defined having the meanings ascribed to such terms in the Purchase Agreement):

         1. (a) Buyer and Seller have agreed to cause the Purchase Agreement to be modified to provide for the purchase by Buyer of all of the outstanding shares of capital stock of SDEV Germany in lieu of the assets thereof included in the Purchased Assets, on the terms and conditions set forth on Annex A to this Closing Statement, and to include all of such capital stock within the definition of the term "Purchased Assets." In this connection, the parties have agreed that an amount equal to (i) the net amount of assets (other than net operating losses), debts, obligations and liabilities inherited by Buyer solely due to the change of the form of the acquisition of SDEV Germany from an asset transaction to a stock transaction (the "German Share Adjustment"), times (ii) 50%, shall be an additional Permitted Adjustment with respect to the Estimated Balance Sheet and the Closing Balance Sheet and for purposes of calculating Estimated Tangible Net Assets and Tangible Net Assets; provided that the maximum aggregate amount that the Purchase Price may be decreased in respect of such adjustment shall be $90,000, and the amount of the German Share Adjustment in excess of $180,000 shall be an Excluded Liability and borne solely by Seller.

                  (b) Without limiting the foregoing, the German Share Adjustment shall reflect, as of the Release Date, (i) as an asset, the amount of cash on hand of SDEV Germany transferred to Buyer (other than any cash transferred to SDEV Germany pursuant to paragraph 6 below) and (ii) as liabilities, except for any of same specifically assumed by Buyer as Assumed Liabilities under the Purchase Agreement and otherwise reflected in the calculation of Estimated Tangible Net Assets or Tangible Net Assets, (A) all liabilities for line items reflected or reserved against on the balance sheet of SDEV Germany furnished to Buyer and reflecting a stockholders equity of negative $1,176,254.39, including without limitation, accrued payroll, (B) statutory severance payments by SDEV Germany up to an aggregate of $45,000, and (C) the aggregate amount payable by SDEV Germany in respect of all contractual liabilities and obligations, including without limitation, obligations for operating and capital leases and related maintenance and support contracts and obligations, such as, but not limited to, the lease of the premises occupied by SDEV Germany in Dortmund, the lease of the telephone system used by SDEV Germany at such location and certain miscellaneous leases of minor office equipment, except that any statutory severance payments shall be dealt with as provided in paragraph 5 below and intercompany indebtedness shall be dealt with as provided in paragraph 6 below. All debts, liabilities and obligations of SDEV Germany of any nature whatsoever (whether absolute, accrued, contingent or otherwise) relating to or arising out of any act, transaction, circumstance or state of facts which occurred or existed on or before the Buyer Control Date, whether or not then known, due or payable, which have not been disclosed to Buyer in a Schedule pursuant to the Purchase Agreement, and all liabilities under or in respect of any and all litigation, and legal and accounting expenses, in all instances shall be Excluded Liabilities.

                  (c) Seller has confirmed its agreement to indemnify Buyer in respect of Excluded Liabilities, and has agreed to indemnify and hold Buyer harmless from, against and in respect of, and shall on demand reimburse Buyer for, an amount equal to 50% of the amount of such German Share Adjustment applied as a Permitted Adjustment, all in accordance with Article 8 of the Purchase Agreement.

         2. The parties have had a disagreement regarding the determination and inclusion of revenue associated with certain advertising contracts and catalog insertion orders under Section 2.6(g)(i) of the Purchase Agreement, but have reached the agreements contained in this Closing Statement in settlement of such dispute. On the terms and subject to the complete and timely satisfaction and fulfillment of obligations of the parties contained in this Closing Statement and in the Purchase Agreement, the parties have agreed that the Purchase Price shall not be reduced by, nor shall the Selling Parties be required to make any payments associated with, any "Negative Variation to Transition Plan" set forth in Section 2.6(g) of the Purchase Agreement with respect to revenue from operations of the Business and determined under the Closing Statement of Revenue. Notwithstanding the preceding sentence, the Purchase Price shall still be subject to adjustment with respect to the Tangible Net Assets of the Business as determined on the Closing Balance Sheet. In the event of any conflict between the terms of this Closing Statement and the Purchase Agreement, the terms of this document shall govern.

         3. The Estimated Adjustment shall be $22,089, calculated by taking the excess of the Estimated Tangible Net Assets ($1,587,089) on the Estimated Balance Sheet over $1,500,00, and pursuant to the German Share Adjustment, subtracting from such difference an amount equal to 50% of $130,000 (the estimated German Share Adjustment), or $65,000. The Closing Payment shall be $10,022,089, which amount has been paid and delivered by Buyer to Seller by wire transfer and certified check payable to Testa, Hurwitz & Thibeault Agents & Attorneys Account.

         4. The Escrow Fund shall be reduced from $1,000,000 to $600,000, which amount has been paid and delivered by Buyer to the Escrow Agent by wire transfer, to be held by the Escrow Agent in accordance with the Escrow Agreement referred to in Section 2.2(b) of the Purchase Agreement. In addition, the parties have agreed to establish an additional escrow, in the amount of $400,000, which amount has also been paid and delivered by Buyer to the Escrow Agent by wire transfer, to be held by the Escrow Agent pending the closing of the purchase by Buyer of the shares of SDEV Germany in accordance with the Stock Acquisition Escrow Agreement attached to this Closing Statement as Annex B.

         5.       In addition, the parties have agreed as follows:

                  (a) Pursuant to Section 2.8 of the Purchase Agreement, Seller shall reimburse Buyer (within thirty days) for one-half of the portion of the Shut-Down Expenses paid or payable by Buyer to employees of SDEV Germany in respect of statutory severance pursuant to the


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German Civil Code and in accordance with the German  Shut-Down Plan, at the rate of $.50 for each $1.00 of such severance paid, up to an aggregate amount payable by Buyer in respect of such severance of $45,000; and any amounts payable by Buyer in excess of such $45,000 shall be Excluded Liabilities.

                  (b)  At the Closing, Seller shall make the following payments:

                           (i) $200,000 to On-line 2000 GmbH, an indirect subsidiary of Buyer, for certain management services through June 28, 1996;

                           (ii) $200,000 to Buyer for certain management services through June 28, 1996; and

                           (iii) $300,000 to Buyer, on a non-accountable basis, in respect of certain moving, bonus, out-placement, employee, facilities and other fees and expenses, as shall be determined and allocated by Buyer.

         6. The provisions of this paragraph shall have no effect on the German Share Adjustment or any other asset-based closing adjustment. Prior to the Release Date (as defined in Annex A), Seller shall pay in full and satisfy all indebtedness for borrowed money owed by SDEV Germany to third parties and, except as otherwise agreed by Buyer and Seller in writing, in a manner satisfactory to Buyer, Seller shall contribute to the capital of SDEV Germany, with such security arrangements as shall be satisfactory to the parties (which may comprise release of all Escrow Funds to Seller if no satisfactory arrangement is offered by Buyer) any and all indebt-edness, liabilities and obligations owing or which may be owed by or due from SDEV Germany to Seller or any affiliate thereof without satisfying any such indebtedness, and within thirty (30) days after the Release Date, SDEV Germany shall satisfy such intercompany obligations. After the fifth business day after the Release Date in Germany, if such intercompany obligation shall not be so satisfied, it shall bear interest until paid in full at the rate of ten Percent (10%) per annum. All matter in this paragraph shall occur without affecting the net operating loss or other tax attributes of SDEV Germany and without SDEV Germany recognizing any

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income or gain in  respect  of the  elimination  of such  indebtedness  or other liabilities and obligations.

         7. Except as expressly modified and supplemented by this Closing Statement and the Annexes hereto, the parties hereby confirm that the Purchase Agreement, as so modified and supplemented, shall remain in full force and effect.


Dated as of June 28, 1996


                                          THE SOFTWARE DEVELOPER'S COMPANY, INC.

                                          By: /s/ James O'Connor, Jr.
                                             -----------------------------


                                          PROGRAMMER'S PARADISE, INC.

                                          By: /s/ Roger Paradis
                                             -----------------------------



                                          SOFTWARE DEVELOPER'S COMPANY GmbH

                                          By: /s/ Barry N. Bycoff
                                             -----------------------------


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